UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2007

PERVASIVE SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12365 Riata Trace Parkway

Building B, Austin, Texas 78727

(Address of principal executive offices, including zip code)

(512) 231-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pervasive Software Inc. 2006 Equity Incentive Plan

On September 21, 2006, the Board of Directors of Pervasive Software Inc. (the “Company”) approved, subject to stockholder approval, the adoption of the Pervasive Software Inc. 2006 Equity Incentive Plan (the “2006 Plan”). At the Company’s Annual Meeting of Stockholders on November 14, 2006, the Company’s stockholders approved the 2006 Plan.

In connection with the adoption of the 2006 Plan, the Company’s 1997 Stock Incentive Plan (the “1997 Plan”) was terminated and replaced by the 2006 Plan.

The purpose of the 2006 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors to provide them with an equity interest in the success of the Company in order to motivate performance. The 2006 Plan permits the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units. The Compensation Committee of the Board of Directors of the Company has the authority to determine the type of incentive award, as well as the terms and conditions of the award, under the 2006 Plan.

A total of 5,396,725 shares of the Company’s common stock have been reserved for issuance pursuant to the 2006 Plan. The 2006 Plan share reserve includes (i) the number of shares subject to outstanding awards under the 1997 Plan (4,396,725 as of June 30, 2006), which will only become available under this 2006 Plan if any such outstanding award is cancelled, terminated or otherwise forfeited prior to exercise and/or vesting, and (ii) an additional 1,000,000 shares that may be granted as awards under the 2006 Plan.

The 2006 Plan is described in detail in the Company’s 2006 proxy statement filed with the Securities and Exchange Commission in connection with the annual meeting of stockholders held on November 14, 2006. The descriptions of the 2006 Plan set forth herein and in the proxy do not purport to be complete and are qualified in their entirety by reference to the full text of the 2006 Plan filed with the Company’s Quarterly Report on Form 10-Q filed on February 5, 2007.

Forms of Grant Agreements

On February 21, 2007, the Board of Directors of the Company approved the following forms of agreement for use under the 2006 Plan: (i) Stock Option Award Agreement, (ii) Notice of Restricted Stock Award, and (iii) Notice of Grant of Restricted Stock Units.

Forms of Stock Option Award Agreement

General Terms. The terms of the form of Stock Option Award Agreement provide for the grant of a right to purchase a number of shares of Company common stock subject to a vesting schedule. The participant must pay a purchase price per share equal to no less than 100% of the fair market value of Company common stock on the date of grant. The exercise price for shares of the Company’s common stock subject to an option is payable either by cash, check, already-owned shares, a formal cashless exercise program or some combination thereof. The participant must make satisfactory arrangements to cover applicable tax withholdings.

Vesting; Expiration. Shares subject to a stock option vest as determined by the 2006 Plan administrator and generally require the participant to continue as a service provider through the relevant vesting date. The 2006 Plan administrator also establishes the time at which options expire, but the expiration may not be later than ten years after the grant date (except in certain cases of death, in which case a participant’s option may remain exercisable for twelve months after the date of death).

The form of Stock Option Award Agreement provides that (i) upon a change in control, an additional number of shares subject to the option will be vested or exericsable as if the participant had provided an additional twelve months of service to the Company, and (ii) all the shares subject to the option will be vested immediately in the event the participant’s involuntary termination within 12 months following a change of control.

If the participant dies while his or her option is outstanding, then the shares subject to the option shall become fully vested and exercisable by the beneficiary to whom the option is transferred.

Stockholder Rights. A stock option recipient generally will not have any of the rights of a Company stockholder until shares of Company common stock are issued on the exercise of the stock option.

The description of the form of Stock Option Award Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Stock Option Award Agreement attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Form of Notice of Restricted Stock Award

General Terms. The terms of the form of Notice of Stock Purchase Award provide for the grant of a right to purchase a number of shares of Company common stock. The recipient must pay a purchase price per share equal to the par value of the Company’s common stock ($.001), payable in the form of services to the Company. The recipient must make satisfactory arrangements to cover applicable tax withholdings.

Vesting. Shares of restricted stock vest as determined by the 2006 Plan administrator and generally require the participant to continue as a service provider through the relevant vesting date. Shares of restricted stock will be held in escrow and the Company’s reacquisition right will not lapse until vesting. Shares that have not vested upon the employee’s termination of service with the Company will be forfeited and automatically transferred to and reacquired by the Company.

The terms of the form of Notice of Stock Purchase Award provide that (i) upon a change in control, an additional number of shares of restricted stock held by the participant will be vested as if the participant had provided an additional twelve months of service to the Company, and (ii) all the shares of restricted stock held by the participant will vest immediately in the event such participant’s involuntary termination within 12 months following a change of control.

If the participant dies before his or her shares of restricted stock are fully-vested, then the shares of restricted stock shall become fully vested as of the date of death.

Stockholder Rights. A restricted stock award recipient generally will have the rights of a Company stockholder, including voting rights and the right to receive any cash dividends, with respect to the shares upon their issuance.

The description of the form of Notice of Stock Purchase Award set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Notice of Stock Purchase Award attached hereto as Exhibit 99.2 and incorporated herein by reference in its entirety.

Form of Notice of Grant of Restricted Stock Units

General Terms. The terms of the form of Notice of Grant of Restricted Stock Units provide for the grant of a number of restricted stock units, which will be paid out in shares of Company common stock once the applicable vesting criteria have been met. No monetary payment is required in exchange for an award of restricted stock units pursuant to the form. The consideration for the restricted stock units is payable in the form of services to the Company. No shares will be issued unless and until the participant has made satisfactory arrangements to cover applicable tax withholdings.

Vesting. Restricted stock units vest as determined by the 2006 Plan administrator, subject to the 2006 Plan’s minimum vesting requirements, and generally require the participant to continue as a service provider through the relevant vesting date. Restricted stock units that have not vested upon the participant’s termination of service with the Company for any or no reason will be forfeited at no cost to the Company.

The terms of the form of Notice of Grant of Restricted Stock Units provide that (i) upon a change in control, the number of restricted stock units held by the participant will be vested as if the participant had provided an additional twelve months of service to the Company, and (ii) all of the restricted stock units held by the participant will vest immediately in the event such participant’s involuntary termination within 12 months following a change of control.

If the participant dies before his or her restricted stock units are fully-vested, then the restricted stock units shall become fully vested as of the date of death.

Stockholder Rights. A restricted stock unit recipient generally will not have any of the rights or privileges of a Company stockholder until shares of Company common stock are issued in respect of the restricted stock unit in accordance with vesting criteria.

The description of the form of Notice of Grant of Restricted Stock Units set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Notice of Grant of Restricted Stock Units attached hereto as Exhibit 99.3 and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Form of Stock Option Award Agreement for the Pervasive Software Inc. 2006 Equity Incentive Plan

99.2	Form of Notice of Restricted Stock Award for the Pervasive Software Inc. 2006 Equity Incentive Plan

99.3	Form of Notice of Grant of Restricted Stock Units for the Pervasive Software Inc. 2006 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIVE SOFTWARE INC.

By:	/s/ JOHN FARR
John Farr President and Chief Executive Officer

Date: February 22, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Stock Option Award Agreement for the Pervasive Software Inc. 2006 Equity Incentive Plan

99.2	Form of Notice of Restricted Stock Award for the Pervasive Software Inc. 2006 Equity Incentive Plan

99.3	Form of Notice of Grant of Restricted Stock Units for the Pervasive Software Inc. 2006 Equity Incentive Plan